Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Pacer Data and Digital Revolution ETF (TRFK)

Supplement dated April 30, 2026 to
the Summary Prospectus and Prospectus, each dated August 31, 2025, as each may be supplemented from time to time
The following paragraph replaces the fourth paragraph of the Summary Prospectus and Prospectus section entitled Principal Investment Strategies of the Fund — Pacer Data Transmission and Communication Revolution Index.
The Index reconstitutes (companies are added or deleted) annually in May and rebalances (weights are reset) quarterly in February, May, August and November. All changes are effective after the close on the third Friday of February, May, August and November. Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each annual reconstitution and quarterly rebalance of the Index. Each Index Constituent’s weight is capped at 10% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of each annual reconstitution and/or quarterly rebalance of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.
The following paragraph replaces the last paragraph of the Prospectus section entitled Additional Information About Each Index and the Underlying Indices.
Pacer Data Transmission and Communication Revolution Index and Pacer Global Supply Chain Infrastructure Index. At the time of each quarterly rebalance and annual reconstitution, constituents of the applicable Index must meet the following Investibility Requirements: (1) be a publicly-traded equity security; (2) be listed on a major stock exchange; (3) have a market capitalization of at least US$1 billion; (4) have a 3-month average daily value traded greater than or equal to US$2 million; and (5) be the primary listing security. In addition, a company cannot be included in the applicable Index if the company is currently involved with bankruptcy proceedings; has entered into a materially binding/definitive agreement which would otherwise disqualify the security from Index inclusion; or is listed on exchanges based in India, China (A-shares only), Saudi Arabia, or Russia. The list of excluded countries may be modified by the Index Provider from time to time with a primary goal of avoiding countries with excessive and/or onerous capital controls, trading constraints, regulatory hurdles, or other operational difficulties that would prevent an investor from fully replicating the index on their own.
Please retain this Supplement for future reference.